SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 1, 1999



                                   CCAIR, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                         0-17486                56-1428192
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(State or other jurisdiction   (Commission file Number)    (IRS Employee
 of incorporation)                                         Identification No.)


              P. O. Box 19929, Charlotte, North Carolina 28219-0929
              -----------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code            (704) 359-8990
                                                   -----------------------------


          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         CCAIR, Inc. has entered into a definitive merger agreement with Mesa Air Group, Inc., dated as of January 28, 1999, whereby CCAIR, Inc., will become a wholly-owned subsidiary of Mesa Air Group, Inc. A copy of the press release announcing the definitive merger is attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

Exhibit No.                       Description                         Reference
-----------                       -----------                         ---------

      99             Press Release Dated February 1, 1999         Filed herewith


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CCAIR, Inc.


Date:             February 1, 1999                     /s/ Eric W. Montgomery
                                                       -------------------------
                                                       Eric W. Montgomery
                                                       Vice President